--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 18, 2001

                              Preserver Group, Inc.
             (Exact name of registrant as specified in its charter)


     New Jersey                           0-671                  22-0747730
(State or other jurisdiction           (Commission             (IRS Employer
of incorporation or organization)      File Number)          Identification No.)


                                95 Route 17 South
                            Paramus, New Jersey 07653
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (201) 291-2000

          (Former name or former address, if changed since last report)

                              Motor Club of America
--------------------------------------------------------------------------------

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  The following Exhibit is filed as part of this report:

                  99.1-    Preserver Group, Inc. Press Release (July 18, 2001).

                  99.2- Consent Order No. C01-111 between the New Jersey Department of Banking and Insurance and Motor Club of America Insurance Company.

ITEM 9 - REGULATION FD DISCLOSURE

         On July 18, 2001, the Company issued the press release attached hereto as Exhibit 99.1 and entered into the Consent Order attached hereto as Exhibit 99.2.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Dated:  July 18, 2001


                                            MOTOR CLUB OF AMERICA

                                            By: /s/ Patrick J. Haveron
                                               -----------------------

                                            Patrick J. Haveron,
                                            Executive Vice President ,
                                            Chief Executive Officer,
                                            Chief Financial Officer, and
                                            Chief Accounting Officer